SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                      December 18, 1997 (December 17, 1997)
               (Date of Report (date of earliest event reported))


                                 PHH Corporation
             (Exact name of Registrant as specified in its charter)


           Maryland                          1-7797                   52-0551284
  (State or other jurisdiction       (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                         Identification Number)

         6 Sylvan Way
     Parsippany, New Jersey                                         07054
(Address of principal executive office)                           (Zip Code)




                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                       N/A
       (Former name, former address and former fiscal year, if applicable)









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Item 1.        Changes in Control of Parent of Registrant

On December 17, 1997, pursuant to a merger agreement between CUC International Inc. ("CUC") and HFS Incorporated ("HFS"), HFS was merged into CUC, with CUC being the surviving corporation (the "Merger") and changing its name to "Cendant Corporation". As a result of the Merger, PHH Corporation will become a wholly owned subsidiary of Cendant Corporation. A copy of the joint press release issued by CUC and HFS is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.        Financial Statement, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibits

99.1 Joint Press Release issued by CUC International Inc. and HFS Incorporated on December 18, 1997 announcing the completion of the merger of CUC International Inc. and HFS Incorporated.







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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Corporation has duly caused this report to be on its behalf by the undersigned hereto duly authorized.


                                 PHH CORPORATION



                                 By:      /s/: James E. Buckman
                                          James E. Buckman
                                          Senior Executive Vice President



Date:   December 18, 1997






























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                                PHH INCORPORATED
                           CURRENT REPORT ON FORM 8-K
               Report Dated December 18, 1997 (December 17, 1997)


                                  EXHIBIT INDEX


Exhibit No.       Description

99.1 Joint Press Release issued by CUC International Inc. and HFS Incorporated on December 18, 1997 announcing the completion of the merger of CUC International Inc. and HFS Incorporated.